UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 31, 2005

EURAMAX INTERNATIONAL, INC.

(Exact name of registrant as specified in charter)

Delaware	333-05978	58-2502320
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5445 Triangle Pkwy Suite 350, Norcross, Georgia, 30092
(Address of Principal Executive Offices)	(Zip Code)

(770) 449-7066

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

Euramax International, Inc. (the “Company”) and its newly-formed subsidiary Gutter Acquisition, Inc. (“Acquisition”) entered into a Supplemental Indenture, dated as of March 31, 2005, among the Company, Acquisition, Euramax International Holdings B.V. and JPMorgan Chase Bank, N.A., as trustee, to the Indenture, dated as of August 6, 2003, relating to the Company’s Senior Subordinated Notes due 2011. The purpose of the Supplemental Indenture was to add Acquisition as a guarantor to the notes issued pursuant to such indenture. A copy of the Supplemental Indenture is filed herewith as an exhibit.

Item 9.01  Financial Statements and Exhibits.

(c)     Exhibits

Exhibit Number	Description

4.1

Supplemental Indenture, dated as of March 31, 2005, among the Company, Acquisition, Euramax International Holdings B.V. and JPMorgan Chase Bank, N.A., as trustee, to the Indenture, dated as of August 6, 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EURAMAX INTERNATIONAL, INC.

		By:	/s/ R. SCOTT VANSANT
			Name:	R. Scott Vansant
			Title:	Chief Financial Officer and Secretary

Dated:	April 6, 2005

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EXHIBIT INDEX

Exhibit Number	Description

4.1

Supplemental Indenture, dated as of March 31, 2005, among the Company, Acquisition, Euramax International Holdings B.V. and JPMorgan Chase Bank, N.A., as trustee, to the Indenture, dated as of August 6, 2003

3